EXHIBIT 10.1

                             SALES, DISTRIBUTION AND
                            PATENT LICENSE AGREEMENT


Effective January 1, 1998, Giorgio Reverberi ('REVERBERI") an Italian entrepreneur having a place of business at Via Pavoni 5 42035 Castelnova ne' Monti (RE) Italy and Joseph C. Marino and/or his assignee ('JOSEPH C.MARINO"), a distributor having a place of business at 225 Arlington Heights Road, Elk Grove Village, Illinois, U.S.A., agree as follows:

                                    Article 1

                           BACKGROUND OF THE AGREEMENT

1.01 REVERBERI represents that it owns the REVERBERI PATENTS as herein defined and that is prepared to grant to JOSEPH C.MARINO a license under the REVERBERI PATENTS.

1.02 REVERBERI wishes to appoint JOSEPH C.MARINO as its exclusive distributor in the TERRITORY for REVERBERI PRODUCTS as herein defined.

1.03 JOSEPH C.MARINO wishes to acquire a license to practice the REVERBERI PATENTS, and to be appointed REVERBERI's exclusive distributor for REVERBERI PRODUCTS as herein defined in the TERRITORY.

                                    Article 2

                                   DEFINITION

2.01 POWER CONTROL PRODUCT means any power or lighting controller for energy saving disclosed in the REVERBERI PATENTS and any improvements thereon.

2.02 REVERBERI PATENTS means any U.S. Patents which may issue on or claim priority from U.S. Application No 08/ filed November 10, 1997, which claimed priority from Italian Patent Application No. N197A-001185, filed May 21, 1997, and any corresponding foreign letters patent and including but not limited to patents of implementation, improvement or addition, utility model and appearance design patents and inventors certificates, as well as any continuation, continuation-in-part, divisional, reexamination, reissue, renewal and extension, patent applications and letters patent that may issue from such applications.







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2.03              RELATED  PATENT  means any U.S. or foreign  patent of any type having one or more claims relating to a POWER CONTROL PRODUCT.

2.04 TERRITORY means North America, including the United States of America, its territories and possessions, Canada, and Mexico; Central America; South America; and the Caribbean excluding:
                  CUBA, ARGENTINA, CHILE PARAGUAY URUGUAY. REVERBERI expressly reserves the right to grant patent to thirty party resident out of the mentionee above TERRITORY.

2.05 ROYALTY-BEARING PRODUCT means any product covered by one more claims of the REVERBERI PATENTS, and manufactured or assembled by or for JOSEPH C. MARINO.

2.06 JOSEPH C.MARINO means Joseph C. Marino and/or assignees and any subsidiary there of presently owned or acquired during the term of this Agreement.

2.07 REVERBERI PRODUCT means any POWER CONTROL PRODUCT manufactured or sold by REVERBERI.

                                    Article 3
                                  LICENSE GRANT

3.01 REVERBERI grants to JOSEPH C.MARINO an exclusive license to make, have made, import, use and sell in the LICENSED
                  TERRITORIES any product or method covered by one or more claims of the REVERBERI PATENTS.

3.02 The term of the license garanteed in section 3.01 shall be for the full life of the REVERBERI PATENTS.

3.03 JOSEPH C. MARINO allow, till this moment, REVERBERI, or his deputies to effect supervising inspection in his own commercial organization, with the autority to also audit REVERBERI's accounts and books, in order to assure the the observance of the obligations assumed by means of this agreement.

          JOSEPH C. MARINO authorizes this inspection both by his offices and by other third party.

          JOSEPH C. MARINO is obligated to mark each sold, assembled and anyhow commercial product, by an electrochemistry engraving or similar or anyhow now removable and indelible, having the following inscription:
          PAT.PEND. REVERBERI PATENT MI 97/A 001185; MANUFACTURED ON TRADING LICENCE" and each product will report progressive number by means of the same formality.







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3.04              The license to JOSEPH C. MARINO may be transferred or assigned to a corporation or others legal entity so long as JOSEPH C. MARINO retains a controlling interest in said legal entity.

                                    Article 4

                                    ROYALTIES

4.01 JOSEPH C. MARINO will pay to Reverberi a Royalty of 300$ Dollars for each Royalty-Bearing Product made by or for JOSEPH
                  C. MARINO and wich is sold by JOSEPH C. MARINO in the TERRITORY.

4.02 No later than the last day of January, May or September of each year that this Agreement is in effect JOSEPH C. MARINO will provide REVERBERI with write statement of all amounts due under paragraph 4.01 for the periods ending the lasts days of the preceding December, April and August and submit payment to REVERBERI within the following thirty days.

                                    Article 5

                           APPOINTMENT AS DISTRIBUTOR

5.01              REVERBERI   hereby  appoints  JOSEPH  C.MARINO  its  sole  and
                  exclusive distributor and reseller within the TERRITORY of REVERBERI PRODUCTS.

5.02 REVERBERI will supply REVERBERI PRODUCTS to JOSEPH C.MARINO for distribution in the TERRITORY, for which JOSEPH C.MARINO shall pay REVERBERI the then-prevailing most favorable wholesale price wich REVERBERI charges its best customers for such products.

                                    Article 6

                            PRESENTATIONS, WARRANTIES

6.01 REVERBERI represent and warrants that it is the owner of each of the REVERBERI PATENTS and that it has not made and will not make any commitment or restriction incosistent with the Agreement or will material affect the rights granted by the exclusive license granted herein.

6.02 REVERBERI represents and warrants tha it does not presently own, control or have rights under any RELATED PATENT or pending application for a RELATED PATENT other than the REVERBERI PATENTS.








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6.03              REVERBERI  represents and warrants that it will not assert any
                  RELATED PATENT against any third partty that purchases or otherwise lawfully receives or uses any POWER CONTROL PRODUCT or ROYALTY BEARING PRODUCT, provided that such POWER CONTROL PRODUCT or ROYALTY BEARING PRODUCT is obtained from JOSEPH C.MARINO.

                                    Article 7

                  ENFORCEMENT AND MAINTENANCE OF PATENT RIGHTS

7.01 REVERBERI and JOSEPH C.MARINO agree to provide written notice to each other within 20 days of becoming aware of a need to defend the validity or enforceability of any REVERBERI PATENTS or within 20 days of becoming aware of any potential infringement of any REVERBERI PATENTS.

7.02 REVERBERI shall have the first right to defend any of the REVERBERI PATENTS or to sue for infringement thereon. If
                  REVERBERI chooses not to defend or sue on any REVERBERI PATENTS withing 30 days of a written rrequest by JOSEPH C.MARINO to do so JOSEPH C. MARINO shall have the power to defend or bring suit on said REVERBERI PATENTS, and if required by law, REVERBERI will join as party plaintiff in such action. If JOSEPH C.MARINO chooses to defend or sue for infringement of a REVERBERI PATENTS JOSEPH C.MARINO will retain any damages or expenses covered as a result of the suit.

7.03 REVERBERI agrees that it will provide written notice to JOSEPH C.MARINO within 10 days after becoming aware of any of the following: the failure to timely pay a maintenance fee or annuity; and the expiration, lapse, unintentional abandorument or other termination of any REVERBERI PATENTS.

7.04 REVERBERI agrees that it will pay all maintenance fees and other payments required to maintain such REVERBERI PATENT in force for the full term of each patent permitted by law.

7.05 REVERBERI agrees that JOSEPH C.MARINO can pay any maintenance fee, annuity or other payment required to maintain any REVERBERI PATENT in force in the event that REVERBERI refuses, or otherwise fails to pay the fee and that fees and related expenses paid by JOSEPH C. MARINO under this paragraph can be deducted from royalties due REVERBERI under Paragraph 4.01.

7.06 REVERBERI shall freely utilize the patent and its invention in his own activity: on this matter we state that any responsability regarding the product, the manufacturing procedure the commercialization of the producct exclusively pertain to JOSEPH C. MARINO.







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JOSEPH            C.MARINO   will   provide  to  assume  the  most   appropriate
                  guarantees  and he  engages  himself  to give any  useful  and
                  necessary   guarantee   to  make   the   product   work.   Any
                  responsability is expressly excluded from REVERBERI.

                                    Article 8

                                   TERMINATION

8.01 The licenses garanted herein shall terminate on the last day of the term of the last- expiring REVERBERI PATENT. The term relating to the appointment of JOSEPH C. MARINO as exclusive distributor shall remain in full force and effect for ten 10 years from the date of this Agreement, with an automatic renewal term of another ten 10 years unless either party gives written notice to the other of its intention not to renew no less than ninety (90) days prior to the expiration of the original term.

8.02 JOSEPH C. MARINO may terminate this Agreement upon sixty (60) days written notice to REVERBERI.

8.03 If JOSEPH C.MARINO terminates in part, the written notice shall clearly state the patent or no longer considered to be subject to the Agreement.

8.04 Either party may terminate this Agreement for breach by the other party of any material provision of this Agreement if such breach remains uncured for sixty (60) days after written notice to the breaching party.

                                    Article 9

                           NOTICES UNDER THE AGREEMENT

9.01 All written comunication to JOSEPH C.MARINO shall be addressed to: JOSEPH C.MARINO, 225 North Arlington Heights Road, Elk Grove Village, Illinois 60007, USA.

9.02              All written communication to REVERBERI should be addressed to:
                  ELETTRONICA REVERBERI, Via Artigianale Croce 13/13a 42035 Castelnove ne Monti (RE) Italy.

                                   Article 10

                                  CONSTRUCTION

10.01 This Agreement shall be construed in accordance with the substantive laws of italian State







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         Each  debate  that  should  rise or anyhow  that  should come from this
         Agreement, it'd be transferred to the Italian Jurisdictional Autority, sole competent court of REGGIO EMILIA.

10.02 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreement and understandings of the parties written or oral.

10.03 This Agreement may be modified only in writhin signed by both parties.

10.04             Nothing   provided  herein  shall  be  deemed  to  create  any
                  relationship between the parties of agency_partnership or joint venture.

10.05 In the event that any provision of this Agreement is held invalid or unenforceable for any reason, this Agreement shall be construed as if that provision had never been a part hereof.

10.06 This Agreement is written both in Italian than in English and unanimously will Italian shall be the official language and it'll prevail in case of any contrast.

                                   Article 11
                               PLANS AND DOCUMENTS

11.01 REVERBERI engages himself to give to JOSEF C.MARINO all reproducing designs plans and technical characteristic, necessary to manufacture the patent products, and he engages himself to keep the secret over them, even after the end of this Agreement.

11.02 REVERBERI engages himself to trasmit and to place at JOSEPH C.MARINO's disposal, all changes and improvings, realized on licenced products, without any increase of royalties.

11.03 REVERBERI engages himself to supply JOSEPH C. MARINO, in good faith and without any reserve, all his technical service and advice necessary and usuful to realize the patent in an industrial way.

11.04 REVERBERI, engages himself, for a period, strictly necessary to instruct at his charge, JOSEPH C.MARINO's staff, by his firm, as it concerns the manufacturing of the licenced product, excluded formation and training costs.

11.05 JOSEPH C. MARINO can't modify or improve the licenced product, without REVERBERI's previous consent.








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11.06             JOSEPH  C.  MARINO  can't   manufacture  and  sell  concurrent
                  products, during and till to five years after the expiry of this Agreement.

11.07 JOSEPH C.MARINO engages himself to buy to REVERBERI (EXCEPT OTHER AGREEMENT NEGOTIABLE FROM THE PARTS) the following components: control modules, EDR,SDL,MI/O,GOC, MCL. SGM, SGL, MMO, AUTOTRASFORMER ,RELAY card and all necessary and not replaceable by an identical material locally dealt and produced.








         This Agreement is written on December 24rd, 1997
         In witness the parties;

REVERBERI GIORGIO                                    JOSEPH C. MARINO

/s/ Reverberi Giorgio                               /s/ Joseph C. Marino


































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